Exhibit 10.2


                                DAY RUNNER, INC.
                     NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
1.       Establishment and Purpose of the Plan.

         Day Runner, Inc. hereby establishes this Non-Employee Director Stock Option Plan to promote the interests of the Company and its stockholders by (i) helping to attract and retain the services of persons of the highest caliber to serve as non-employee directors of the Company, (ii) motivating such persons, by means of performance-related incentives, to achieve the Company's business goals and (iii) enabling such persons to participate in the long-term growth and financial success of the Company by providing them with an opportunity to purchase stock of the Company.

2.       Definitions.

         The following definitions apply throughout the Plan:

(a)      "Board" shall mean the Board of Directors of the Company.

(b) "Code" shall mean the Internal Revenue Code of 1986, as amended. References in the Plan to any section of the Code shall be deemed to include any amendment or successor provisions to such section and any regulations issued under such section.

(c) "Committee" shall mean the committee of the Board of Directors appointed in accordance with Section 4(a) of the Plan, if one is appointed.

(d) "Company" shall mean Day Runner, Inc., a Delaware corporation (or any successor corporation), and any "subsidiary" corporation, whether now or hereafter existing, as deemed in Sections 424(f) and (g) of the Code.

(e) "Director" shall mean a person who serves on the Board as of the date the Plan is adopted by the Board or who is thereafter duly elected or appointed to serve as a member of the Board.

(f) "Eligible Director" shall mean a Director who is not an employee (within the meaning of Section 3401 of the Code and the regulations thereunder) of the Company. The payment of directors' fees or consulting fees to a Director shall not be sufficient to constitute "employment" by the Company.

(g) "Fair Market Value" shall mean, with respect to Shares on a particular date, the fair market value per Share on such date, which value shall be the average of the closing bid and asked prices of the Common Stock on such date, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotations ("Nasdaq") System) or, if there are no such prices on such date, on the most recent preceding day on which there were reported closing bid and asked prices, or, if the Shares are listed on a stock exchange or on The Nasdaq Stock Market as a National Market System security, shall be the closing price on the exchange or on The Nasdaq Stock Market as of such date, as reported in The Wall Street Journal or, if there are no sales on such date, on the most recent preceding day on which there were reported sales.

(h) "First Grant Date" shall mean the date of the Company's first Annual Meeting of Stockholders following the Board's adoption of this Plan.

(i) "Grant Date" shall mean each of (i) the First Grant Date and (ii) the dates of the Company's Annual Meetings of Stockholders held during the term of this Plan but after the First Grant Date.

(j) "Option" shall mean the grant of the right to an Eligible Director pursuant to the Plan to purchase a specified number of Shares at a specified exercise price.

(k) "Option Agreement" shall mean a written certificate substantially in the form attached hereto as Exhibit A, or such other form or forms as the Board or its Committee (subject to the terms and conditions of the Plan) may from time to time approve, evidencing and reflecting the terms of an Option.

(l) "Optionee" shall mean an Eligible Director who is granted an Option under the Plan or any permitted transferee of such Eligible Director.

(m) "Plan" shall mean this Day Runner, Inc. Non-Employee Director Stock Option Plan as the same may be amended from time to time.

(n) "Shares" shall mean shares of the Common Stock of the Company, par value per share of $0.001, or any shares into which such Shares may be converted in accordance with Section 9 of the Plan.

3.       Shares Reserved

         The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be 250,000 Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

         Shares subject to, but not sold or issued under, any Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan.

4. Administration of the Plan.

(a) The Plan shall be administered by the Board. The Board may at any time appoint a Committee comprised of not less than two directors to administer the Plan on behalf of the Board. Members of the Committee shall serve for such period of time as the Board of Directors may determine or until their resignation, retirement, removal or death, if sooner. From time to time the Board of Directors may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor or fill vacancies however caused.

(b) Subject to the provisions of the Plan, the Board or its Committee shall have the sole and complete discretionary authority: (i) to prescribe, amend and rescind rules and regulations relating to the Plan subject to the limitations set forth in Section 11 of the Plan; (ii) to interpret the Plan or any Option Agreement or document executed or entered into with respect to the grant or exercise of Options; (iii) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Options or agreements relating to the grant or exercise thereof; and (iv) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan; provided, however, that the Board or its Committee shall have no discretion to determine the selection of persons to whom Options will be granted, the frequency of Option grants, the number of Shares subject to Option grants (except in accordance with Sections 5 and 6 hereof) the exercise prices of Options or any other material terms of Options (except in accordance with Section 9(b) hereof).

(c) All decisions, determinations and interpretations of the Board or its Committee shall be final and binding on all Optionees under the Plan.

(d) The Board or its Committee shall keep minutes of its meetings and of the actions taken by it without a meeting. A majority of the Board or its Committee shall constitute a quorum, and the actions of a majority at a meeting, including a telephone meeting, at which a quorum is present, or acts approved in writing by a majority of the members of the Board or its Committee without a meeting, shall constitute acts of the Board or its Committee.

(e) The Company shall pay all original issue and transfer taxes with respect to the grant of Options and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith; provided, however, that the person exercising an Option shall be responsible for all payroll, withholding, income and other taxes incurred by such person on the date of exercise of an Option or transfer of an Option or Shares.

5.       Eligibility.

         Options may be granted under the Plan only to Eligible Directors. An Eligible Director who has been granted an Option may be granted, if he or she is otherwise eligible, additional Options.

6.       Terms and Conditions of Options.

         Each person who (i) is an Eligible Director at the close of business on a Grant Date shall, on such Grant Date, automatically be granted an Option to purchase the number of shares specified in Section 6(a)(i) hereof and (ii) is not an Eligible Director on a Grant Date but who is elected or appointed to the Board subsequent to such Grant Date and prior to the next Grant Date, if any, shall automatically be granted, as of the date of his or her election or appointment to the Board, an Option to purchase the number of Shares specified in Section 6(a)(ii) hereof. Notwithstanding anything to the contrary herein, no Options shall be granted under this Plan prior to the First Grant Date. Options granted pursuant to the Plan shall be evidenced by an Option Agreement providing the following terms and conditions:

(a)      Number of Shares.

(i) Grants on a Grant Date. The number of Shares subject to an Option granted to an Eligible Director on the First Grant Date shall be 10,000, and the number of shares subject to an Option granted to an Eligible Director on subsequent Grant Dates shall be 5,000.

(ii) Grants Other Than on a Grant Date. The number of Shares subject to an Option granted to an Eligible Director on a date other than a Grant Date shall be equal to 5,000 minus the product of 1,250 and the number of installments that would have vested under an Option granted to an Eligible Director on the most recent Grant Date preceding the date of such grant.

(iii) Pro Rata Adjustment. If the total number of Shares to be granted pursuant to Options on a specific grant date in accordance with this Section 6 would exceed the number of Shares then available for grant under the Plan, then the Shares remaining available for grant pursuant to Options shall be allocated pro rata among those Eligible Directors who are entitled on such grant date to be granted Options under the Plan.

(b)      Vesting.

(i) Grants on a Grant Date. Subject to Section 7(e) of the Plan, each Option granted to an Eligible Director on a Grant Date shall vest and become exercisable in four equal quarterly installments with the first of such installments vesting on the first day of the calendar quarter following the quarter in which the grant is made and one additional installment vesting on the first day of each calendar quarter thereafter. If an Eligible Director receives an Option covering a reduced number of Shares due to an adjustment pursuant to
Section 6(a)(iii) hereof, the Option shall vest in quarterly installments of 1,250 shares (provided that the last installment to vest may be less than 1,250 shares), with the first such installment vesting on the first day following the calendar quarter in which the grant is made and one additional installment vesting, subject to Section 7(e) of the Plan, on the first day of each calendar quarter thereafter until such Option is fully vested.

(ii) Grants Other Than on a Grant Date. Subject to Section 7(e) of the Plan, if an Eligible Director is granted an Option covering fewer than 5,000 shares (the "Prorated Shares") pursuant to Section 6(a)(ii) hereof, such Option shall vest and become exercisable in equal quarterly installments of 1,250 shares with the first of such installments vesting on the first day of the calendar quarter following the quarter in which the grant is made and one additional installment vesting on the first day of each calendar quarter thereafter. If such Eligible Director receives an Option covering less than the Prorated Shares due to an adjustment pursuant to Section 6(a)(iii) hereof, the Option shall vest in quarterly installments of 1,250 shares (provided that the last installment to vest may be less than 1,250 shares), with the first such installment vesting on the first day following the calendar quarter in which the grant is made and one additional installment vesting, subject to Section 7(e) of the Plan, on the first day of each calendar quarter thereafter until such Option is fully vested.

(c) Exercise Price. The exercise price per Share for the Shares to be issued pursuant to the exercise of an Option shall be 100% of the Fair Market Value per Share on the date of grant.

(d) Medium and Time of Payment. The consideration to be paid for the Shares to be issued upon exercise of an Option may consist of cash or check; provided, however, that the Optionee shall be required to pay in cash an amount necessary to satisfy any tax withholding obligations of the Company.

(e) Term of Options. The term of each Option shall be ten years from the date of grant thereof.

7.       Exercise of Option.

(a) In General. Any Option granted hereunder to an Eligible Director shall be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan. An Option may be exercised in accordance with the provisions of the Plan as to all or any portion of the Shares then exercisable under the Option from time to time during the term of the Option. However, an Option may not be exercised for a fraction of a Share.

(b) Procedure. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal business office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by payment by the Optionee of all payroll, withholding or income taxes incurred in connection with such Option exercise (or arrangements for the collection or payment of such tax satisfactory to the Board or its Committee are made). Full payment may consist of such consideration and method of payment as are allowable under
Section 6(d) of the Plan.

(c) Decrease in Available Shares. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(d) Exercise of Stockholder Rights. Until an Option is properly exercised in accordance with the terms of this Section, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares issuable upon exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as provided in Section 9 of the Plan.

(e) Termination of Status as a Director. If any person ceases to be a Director of the Company for any reason or no reason ("Termination"), whether such Termination is permanent or temporary, then after the effective date of such Termination and through the end of the term of any Option granted to such Director under the Plan, the Optionee may exercise the Option to purchase only such number of Shares that the Optionee would have been entitled to purchase on the effective date of such Termination. To the extent that the Optionee shall not have been entitled to exercise any portion of the Option on the effective date of such Termination, such portion shall be deemed to have expired unexercised on such effective date.

         Notwithstanding the foregoing, an Option shall not be exercisable after the expiration of the term of such Option, as set forth in the Option Agreement. To the extent the Optionee does not exercise his or her Option, to the extent exercisable, within the time specified herein, the Option shall terminate.

(f) Expiration of Option. Notwithstanding any provision in the Plan, including but not limited to the provisions set forth in Section 7(e), an Option may not be exercised, under any circumstances, after the expiration of its term.

(g) Conditions on Exercise and Issuance. As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall deliver to the Optionee at the principal executive office of the Company, or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised. The time of issuance and delivery of the certificate or certificates representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any law or regulation applicable to the issuance or delivery of such Shares.

         Options granted under the Plan are conditioned upon the Company obtaining any required permit or order from appropriate governmental agencies authorizing the Company to issue such Options and Shares issuable upon exercise thereof. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended, applicable state law, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and may be further subject to the approval of counsel for the Company with respect to such compliance.

(h) Withholding or Deduction for Taxes. The grant of Options hereunder and the issuance of Shares pursuant to the exercise thereof is conditioned upon the Company's reservation of the right to withhold, in accordance with any applicable law, from any compensation or other amounts payable to the Optionee any taxes required to be withheld under Federal, state or local law as a result of the grant or exercise of such Option. To the extent that compensation and other amounts, if any, payable to the Optionee are insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Optionee, as a condition of the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the delivery to the Company of cash necessary to satisfy the Company's withholding obligations under Federal, state and local law.

8.       Transferability of Options.

(a) Subject to the terms hereof, including, without limitation, Section 8(b), each Option granted under the Plan and all rights thereunder are transferable, in whole or in part, on the books of the Company maintained for such purpose at the principal business office of the Company by the registered holder thereof in person or by such holder's duly authorized attorneys, upon surrender of the Option Agreement properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer, the Company will issue and deliver to such Optionee a new Option Agreement with respect to the rights not so transferred. Each taker and holder of an Option, by taking or holding the same, consents and agrees that the Option Agreement when endorsed in blank shall be deemed negotiable and that when the Option shall have been so endorsed, the holder thereof may be treated by the Company and all other persons dealing with the Option as the absolute owner thereof for any purpose and as the person entitled to exercise the rights represented thereby, and to the transfer thereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered holder thereof as the owner for all purposes.

(b) An Optionee, by acceptance of an Option, agrees that, absent an effective notification under Regulation A or a registration statement, in either case under the Securities Act, covering the disposition of the Option or Shares issued or issuable upon exercise thereof, he or she will not sell, transfer, pledge or hypothecate any or all of such Option or Shares, as the case may be, unless such sale or transfer will be exempt from the registration and prospectus delivery requirements of the Securities Act and applicable state securities laws, and such Optionee consents to the Company making a notification on its records or giving instructions to any transfer agent of the Option or such Shares in order to implement such restriction on transferability.

9.       Adjustment upon Change in Corporate Structure.

(a) Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the exercise or purchase price per Share covered by each such outstanding Option, shall be proportionately adjusted as may be necessary to prevent dilution or enlargement of rights which would result from a stock split or combination, the payment of a stock dividend, recapitalization, merger, consolidation, exchange, spin-off or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. Any such adjustment with respect to Shares authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, shall be made by the Board or its Committee, in its sole discretion, whose determination in that respect shall be final, binding and conclusive. The existence of the Plan and outstanding Options shall not limit or affect in any way the right or power of the Company to engage in any such transactions.

(b) In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets or stock of the Company (other than in the ordinary course of business), the merger or consolidation of the Company with or into another corporation (any of which shall constitute a "Reorganization"), as a result of which the Company is not the surviving and controlling corporation, the Board of Directors of the Company shall (i) make provision for the assumption of the Options by the successor corporation whereby this Certificate shall thereafter evidence the right to purchase such number and kind of securities and other property as would have been issuable or distributable on account of such Reorganization upon or with respect to the securities which were purchasable or would have become purchasable under the Options immediately prior to such Reorganization or (ii) declare that the Options shall terminate as of a date fixed by the Board of Directors which is at least 30 days after the notice thereof to the Optionee and shall give the Optionee the right to exercise the Option as to all or any part of the Shares covered by the Option, including Shares covered by the Option as to which the Option would not otherwise be exercisable, provided such exercise does not violate Section 7(f) hereof.

(c) No fractional Shares shall be issuable on account of any action aforesaid or any exercise of any Option; rather, in lieu of fractional Shares, the Company shall make a cash payment therefor upon the basis of the Fair Market Value of the Shares at the time of such exercise.

10.      Stockholder Approval.

         Effectiveness of the Plan shall be subject to approval by the stockholders of the Company within 12 months after the date the Plan is adopted by the Board. Stockholder approval shall be obtained by the affirmative votes of the holders of a majority of voting Shares present or represented and entitled to vote at a meeting of stockholders duly held in accordance with the laws of the State of Delaware.

11. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board or its Committee may amend or terminate the Plan from time to time in such respects as the Board or its Committee may deem advisable; provided, however, that the Plan shall not be amended more than once every six months other than changes to comport with changes in the Code, the Employee Retirement Security Act, or the rules under either such statute; and that without approval of the holders of a majority of the voting Shares represented or present and entitled to vote at a valid meeting of stockholders, no such revision or amendment shall: (i) materially increase the benefits accruing to participants under the Plan; (ii) materially increase the number of Shares which may be issued under the Plan, other than in connection with an adjustment under Section 9 of the Plan; (iii) materially modify the requirements as to eligibility for participation in the Plan; (iv) materially change the designation of the class of persons eligible to be granted Options; (v) remove the administration of the Plan from the Board of Directors or its Committee; or
(vi) extend the term of the Plan beyond the maximum term set forth in Section 14 hereof.

(b) Effect of Amendment or Termination. Except as otherwise provided in Section 9 of the Plan, any amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if the Plan had not been amended or terminated unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company.

12.      Indemnification.

         No member of the Board or its Committee shall be liable for any act or action taken, whether of commission or omission, except in circumstances involving actual bad faith, or for any act or action taken, whether of commission or omission, by any other member or by any officer, agent or employee of the Company. In addition to such other rights of indemnification they may have as members of the Board of Directors, or as members of the Committee, the Board or its Committee shall be indemnified by the Company against reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken, by commission or omission, in connection with the Plan or any Option granted under the Plan, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board or Committee member is liable for actual bad faith in the performance of his or her duties; provided that within 60 days after institution of any such action, suit or proceeding, a Board or Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

13.      General Provisions.

(a) Other Plans. Nothing contained in the Plan shall prohibit the Company from establishing additional incentive compensation arrangements.

(b) No Enlargement of Rights. Neither the Plan, nor the granting of Options hereunder, nor any other action taken pursuant to the Plan shall confer upon any person any right to continue as a director of the Company or interfere in any way with the right of the Company's stockholders to remove a director at any time.

         No Eligible Director shall have any right to or interest in Options authorized hereunder prior to the grant thereof to such eligible person, and upon such grant he or she shall have only such rights and interests as are expressly provided herein and in the related Option Agreement, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

(c) Notice. Any notice to be given to the Company pursuant to the provisions of the Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal business office, and any notice to be given to an Optionee to whom an Option is granted hereunder shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Option Agreement, or at such other address as such Optionee or his or her transferee may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of his or her direct mailing address.

(d) Applicable Law. To the extent that Federal laws do not otherwise control, the Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws rules thereof.

(e) Information to Optionees. The Company shall provide, upon request, without charge to each Optionee copies of such annual and periodic reports as are provided by the Company to its stockholders generally.

(f) Availability of Plan. A copy of the Plan shall be delivered to the Secretary of the Company and shall be shown by him or her to any eligible person making reasonable inquiry concerning it.

(g) Severability. In the event that any provision of the Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

14.      Effective Date and Term of Plan.

         The Plan shall become effective upon stockholder approval as provided in Section 10 of the Plan. The Plan shall continue in effect for a term of ten years unless sooner terminated under Section 11 of the Plan. Except as provided in Section 9, the termination of the Plan upon the expiration of its term shall not affect any outstanding Options which shall remain outstanding in accordance with their respective terms; provided, however, that no Options shall be granted after such termination.

                                                                 Exhibit A

                               DAY RUNNER, INC.

                     NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                             Stock Option Agreement


         DAY RUNNER, INC., a Delaware corporation (the "Company"), hereby grants to ______________________ (the "Optionee") an option (the "Option") to purchase a total of __________ ( ) shares of Common Stock of the Company (the "Shares"), at the price and on the terms set forth herein, and in all respects subject to the terms and provisions of the Company's Non-Employee Director Stock Option Plan (the "Plan"), which terms and provisions are hereby incorporated by reference herein. Unless the context herein otherwise requires, capitalized terms used in this Agreement shall have the same meanings ascribed to them in the Plan.

1.       Nature of the Option.

         The Option is intended to be a Non-Statutory Stock Option and is not intended to be an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2.       Date of Grant; Term of Option.

         The Option is granted as of ______________, and it may not be exercised later than _______________.

3.       Option Exercise Price.

         The exercise price of the Option is $________ per Share, which price is not less than the Fair Market Value per Share on the date the Option was granted.

4.       Exercise of Option.

         The Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and the Option as follows:

(a) Right to Exercise. The Option shall vest and be exercisable, cumulatively, in four equal quarterly installments, commencing on _________________, and continuing to vest as to one additional installment on the first day of each calendar quarter thereafter so long as ________________ remains a member of the Company's Board of Directors.

         Notwithstanding the foregoing, if ___________ shall cease to be a director of the Company for any reason or no reason ("Termination"), whether such Termination is permanent or temporary, then after the effective date of such Termination and through the end of the term of the Option the Optionee may exercise the Option to purchase only such number of Shares that the Optionee would have been entitled to purchase on the effective date of such Termination as determined in accordance with the immediately preceding sentence. To the extent that the Optionee shall not have been entitled to exercise any portion of the Option on the effective date of such Termination, such portion shall be deemed to have expired unexercised on such effective date.

(b) Method of Exercise. The Option shall be exercisable by written notice in the form of the Notice of Exercise of Non-Statutory Stock Option utilized by the Company from time to time, which notice shall state the election to exercise the Option and the number of Shares in respect to which the Option is being exercised. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the exercise price. Payment of the exercise price shall be by cash or by check or by such other method of payment as is authorized by the Committee pursuant to the Plan. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and may bear a legend as required under the Plan and/or under applicable law.

(c) Restrictions on Exercise. The Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of the Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

(d) No Stockholder Rights before Exercise and Issuance. No rights as a stockholder shall exist with respect to the Shares as a result of the grant of the Option. Such rights shall exist only after issuance of a stock certificate in accordance with Section 7 of the Plan following the exercise of the Option as provided in this Agreement and the Plan.

5.       Transfer and Exchange of Warrant.

         Subject to the terms hereof, including, without limitation, Section 6, the Option and all rights hereunder are transferable, in whole or in part, on the books of the Company maintained for such purpose at its principal office referred to above by the registered holder hereof in person or by its duly authorized attorney, upon surrender of the Option Agreement properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer, the Company will issue and deliver to the Optionee a new Option Agreement with respect to the shares of Common Stock not so transferred. Each taker and holder of the Option, by taking or holding the same, consents and agrees that the Option Agreement when endorsed in blank shall be deemed negotiable and that when the Option shall have been so endorsed, the holder hereof may be treated by the Company and all other persons dealing with the Option as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, and to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered holder hereof as the owner for all purposes.

6.       Restrictions on Transfer of Option.

         The Optionee, by acceptance hereof, agrees that, absent an effective notification under Regulation A or a registration statement, in either case under the Securities Act of 1933, covering the disposition of the Option or Common Stock issued or issuable upon exercise hereof, he or she will not sell, transfer, pledge or hypothecate any or all of such Option or Common Stock, as the case may be, unless such sale or transfer will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 and applicable state securities laws, and such Optionee consents to the Company making a notification on its records or giving instructions to any transfer agent of the Option or such Common Stock in order to implement such restriction on transferability.

7.       No Enlargement of Rights.

         Neither the Plan nor the Option shall confer upon the Optionee any right to continue as a director of the Company or limit in any respect the right of the Company to remove the Optionee as a director of the Company at any time. The Optionee shall have only such rights and interests as are expressly provided in this Agreement and the Plan.

8.       Withholding Tax Liability.

         The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to the Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee shall pay to the Company an amount sufficient for the Company to satisfy any federal, state or local tax withholding requirements it may incur as a result of the grant, exercise or transfer of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

9. Effect of the Plan on Option.

         The Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Plan, as such may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his or her consent, of the Option or any rights hereunder. Pursuant to the Plan, the Committee appointed by the Board of Directors of the Company is authorized to adopt rules and regulations, consistent with the Plan and as it shall deem appropriate and proper, with regard to the Plan. A copy of the Plan in its present form is available for inspection at the Company's principal office during the Company's business hours by the Optionee or the persons entitled to exercise the Option.

10.      Entire Agreement.

         The terms of this Agreement and the Plan constitute the entire agreement between the Company and the Optionee with respect to the subject matter hereof and supersede any and all previous agreements between the Company and the Optionee.

11.      Severability.

         If any provision of this Agreement, or the application of such provision to any person or circumstances, is held invalid or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.


Date: _____________________                          DAY RUNNER, INC.

                                                  By:

                                               Title:

         The Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he or she has read and is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee with respect to any questions arising with respect to the Option and the Plan.

                                                       ------------------------
Date: ________________                                 Signature of Optionee

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                                                       Address

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